Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2021
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,359	4,705			9,064
I-joist sales volume (MELF)	71,586	75,697			147,283
Plywood sales volume (MSF 3/8")	303,302	337,593			640,895
Lumber sales volume (MBF)	19,273	21,138			40,411
LVL mill net sales price ($/CF)	$19.00	$19.63			$19.33
I-joist mill net sales price ($/MELF)	$1,319	$1,363			$1,342
Plywood net sales price ($/MSF 3/8")	$556	$878			$726
Lumber net sales price ($/MBF)	$975	$1,200			$1,093
Segment sales (000)	$432,335	$594,569			$1,026,904
Segment income	$97,052	$213,761			$310,813
Segment depreciation and amortization (000)	$13,346	$14,128			$27,474
Segment EBITDA (000)[1]	$110,398	$227,889			$338,287
EBITDA as a percentage of sales	25.5%	38.3%			32.9%
Capital spending (000)	$7,047	$7,673			$14,720
Receivables (000)	$100,595	$124,757
Inventories (000)	$167,618	$182,465
Accounts payable (000)	$47,515	$69,939

	2020
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,673	3,847	4,560	4,262	17,342
I-joist sales volume (MELF)	59,487	49,514	63,000	68,784	240,785
Plywood sales volume (MSF 3/8")	317,843	313,995	315,950	305,159	1,252,947
Lumber sales volume (MBF)	22,807	21,901	21,592	19,794	86,094
LVL mill net sales price ($/CF)	$18.50	$18.36	$18.14	$18.04	$18.26
I-joist mill net sales price ($/MELF)	$1,276	$1,260	$1,237	$1,212	$1,244
Plywood net sales price ($/MSF 3/8")	$267	$287	$428	$407	$347
Lumber net sales price ($/MBF)	$520	$535	$596	$820	$612
Segment sales (000)	$320,061	$281,505	$363,674	$358,661	$1,323,901
Segment income	$3,763	$17,074	$66,035	$40,848	$127,720
Segment depreciation and amortization (000)[2]	$29,603	$13,931	$13,938	$13,669	$71,141
Segment EBITDA (000)[1]	$33,366	$31,005	$79,973	$54,517	$198,861
EBITDA as a percentage of sales	10.4%	11.0%	22.0%	15.2%	15.0%
Capital spending (000)	$11,341	$5,644	$6,316	$14,929	$38,230
Receivables (000)	$69,136	$67,674	$86,892	$62,994
Inventories (000)	$164,230	$140,120	$136,681	$149,374
Accounts payable (000)	$44,315	$38,898	$48,194	$44,593

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2019
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,332	4,594	4,632	4,343	17,901
I-joist sales volume (MELF)	52,166	60,402	60,018	53,966	226,552
Plywood sales volume (MSF 3/8")	335,989	343,035	343,422	314,769	1,337,215
Lumber sales volume (MBF)	20,394	22,059	22,001	20,816	85,270
LVL mill net sales price ($/CF)	$18.87	$18.70	$18.59	$18.51	$18.66
I-joist mill net sales price ($/MELF)	$1,266	$1,279	$1,268	$1,266	$1,270
Plywood net sales price ($/MSF 3/8")	$287	$272	$254	$251	$266
Lumber net sales price ($/MBF)	$653	$637	$601	$552	$611
Segment sales (000)	$319,523	$334,256	$325,102	$296,286	$1,275,167
Segment income (000)	$11,630	$18,908	$15,597	$8,062	$54,197
Segment depreciation and amortization (000)	$13,738	$14,092	$15,252	$14,589	$57,671
Segment EBITDA (000)[1]	$25,368	$33,000	$30,849	$22,651	$111,868
EBITDA as a percentage of sales	7.9%	9.9%	9.5%	7.6%	8.8%
Capital spending (000)	$10,694	$10,883	$9,045	$22,838	$53,460
Receivables (000)	$65,977	$69,742	$65,340	$46,712
Inventories (000)	$183,413	$163,846	$153,801	$158,746
Accounts payable (000)	$45,370	$50,589	$46,238	$44,356

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2]Segment depreciation and amortization in first quarter 2020 includes accelerated depreciation of $15.0 million to fully depreciate the curtailed I-joist production assets at our Roxboro, North Carolina facility.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2021
	Q1	Q2	Q3	Q4	YTD
Commodity sales	55.4%	60.2%			58.2%
General line sales	28.9%	26.1%			27.3%
EWP sales	15.7%	13.7%			14.5%
Total sales (000)	$1,634,777	$2,172,744			$3,807,521
Gross margin[1]	15.1%	15.6%			15.4%
Segment income (000)	$120,219	$206,338			$326,557
Segment depreciation and amortization (000)	$5,819	$5,917			$11,736
Segment EBITDA (000)[2]	$126,038	$212,255			$338,293
EBITDA as a percentage of sales	7.7%	9.8%			8.9%
Capital spending (000)	$6,247	$10,499			$16,746
Receivables (000)	$497,466	$542,524
Inventories (000)	$444,082	$544,739
Accounts payable (000)	$438,562	$474,906

	2020
	Q1	Q2	Q3	Q4	YTD
Commodity sales	41.9%	43.2%	50.0%	49.7%	46.6%
General line sales	37.9%	39.5%	33.6%	32.6%	35.6%
EWP sales	20.2%	17.3%	16.4%	17.7%	17.8%
Total sales (000)	$1,049,997	$1,134,260	$1,437,683	$1,330,078	$4,952,018
Gross margin[1]	12.6%	13.4%	16.4%	13.0%	14.0%
Segment income (000)	$29,302	$43,210	$107,901	$67,081	$247,494
Segment depreciation and amortization (000)	$5,344	$5,584	$5,686	$5,846	$22,460
Segment EBITDA (000)[2]	$34,646	$48,794	$113,587	$72,927	$269,954
EBITDA as a percentage of sales	3.3%	4.3%	7.9%	5.5%	5.5%
Capital spending (000)	$6,528	$4,358	$11,708	$17,382	$39,976
Receivables (000)	$304,082	$322,430	$386,236	$349,628
Inventories (000)	$372,084	$316,008	$317,646	$354,106
Accounts payable (000)	$282,886	$297,147	$357,381	$269,650

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2019
	Q1	Q2	Q3	Q4	YTD
Commodity sales	43.9%	41.0%	40.8%	41.4%	41.7%
General line sales	35.6%	39.2%	39.7%	37.8%	38.2%
EWP sales	20.5%	19.8%	19.5%	20.8%	20.1%
Total sales (000)	$907,708	$1,097,421	$1,145,621	$986,969	$4,137,719
Gross margin[1]	11.8%	12.4%	13.0%	13.0%	12.6%
Segment income (000)	$17,517	$33,800	$38,665	$26,254	$116,236
Segment depreciation and amortization (000)	$5,132	$5,028	$5,278	$5,331	$20,769
Segment EBITDA (000)[2]	$22,649	$38,828	$43,943	$31,585	$137,005
EBITDA as a percentage of sales	2.5%	3.5%	3.8%	3.2%	3.3%
Capital spending (000)[3]	$3,634	$5,163	$10,582	$5,667	$25,046
Receivables (000)	$264,867	$288,032	$276,407	$204,410
Inventories (000)	$390,447	$360,605	$338,787	$338,851
Accounts payable (000)	$259,368	$238,932	$257,818	$177,155

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.
[3]During 2019, capital spending in second quarter excludes $15.7 million of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(in thousands)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:
	2021
	Q1	Q2	Q3	Q4	YTD

Net income	$149,156	$302,556			$451,712
Interest expense	5,875	6,347			12,222
Interest income	(59)	(51)			(110)
Income tax provision	51,448	101,026			152,474
Depreciation and amortization	19,539	20,420			39,959
EBITDA	225,959	430,298			656,257
Change in fair value of interest rate swaps	(1,024)	25			(999)
Adjusted EBITDA	$224,935	$430,323			$655,258

	2020
	Q1	Q2	Q3	Q4	YTD

Net income	$12,200	$33,586	$103,192	$26,001	$174,979
Interest expense	6,421	6,633	7,002	6,167	26,223
Interest income	(655)	(190)	(113)	(41)	(999)
Income tax provision	4,007	11,334	34,633	61,358	111,332
Depreciation and amortization	35,332	19,899	20,029	19,909	95,169
EBITDA	57,305	71,262	164,743	113,394	406,704
Change in fair value of interest rate swaps	2,314	514	(147)	(255)	2,426
Loss on extinguishment of debt	—	—	13,968	—	13,968
Adjusted EBITDA	$59,619	$71,776	$178,564	$113,139	$423,098

	2019
	Q1	Q2	Q3	Q4	YTD

Net income	$11,389	$27,718	$27,171	$14,647	$80,925
Interest expense	6,437	6,486	6,532	6,596	26,051
Interest income	(492)	(416)	(837)	(1,066)	(2,811)
Income tax provision	3,200	9,751	9,650	4,705	27,306
Depreciation and amortization	19,217	19,454	20,969	20,501	80,141
EBITDA	39,751	62,993	63,485	45,383	211,612
Change in fair value of interest rate swaps	983	1,551	569	(140)	2,963
Adjusted EBITDA	$40,734	$64,544	$64,054	$45,243	$214,575

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our second quarter financial results, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on August 2, 2021.